[LOGO OF EATON VANCE           Mutual Funds
MUTUAL FUNDS APPEARS HERE]
                               for People

                               Who Pay

                               Taxes


                                         [PICTURE OF EIFFEL TOWER APPEARS HERE]

Annual Report October 31, 1998

[PICTURE OF OSAKA CASTLE           EATON VANCE
 APPEARS HERE]
                                   TAX-MANAGED

                                  INTERNATIONAL

                                   GROWTH FUND


[PICTURE OF SIDNEY OPERA HOUSE APPEARS HERE]

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes
President

Eaton Vance Tax-Managed International Growth Fund, Class A shares, had a total return of -11.6% for the period from inception on April 22, 1998 through October 31, 1998. That return was the result of a decline in net asset value per share
(NAV) from $10.00 on April 22, 1998 to $8.84 on October 31, 1998./1/

Class B shares had a total return of -11.9% for the same period, the result of a decline in NAV from $10.00 to $8.81./1/

Class C shares had a total return of -12.0% for the same period, the result of a decline in NAV from $10.00 to $8.80.1

Amid evidence of a slowing global economy, equity markets were increasingly volatile...

The world's markets were characterized by significant volatility in 1998, as the weakness of the Asian economies was felt increasingly in Europe and in the U.S. Market sentiment was dealt a further blow by the collapse of the Russian economy and the lingering difficulties in Brazil and other emerging markets.

In Asia, the Japanese government tried in vain to stimulate consumer demand, while making slow progress toward vitally important banking reforms. Meanwhile, continental Europe and the U.K. experienced disappointing third-quarter growth. Finally, while U.S. consumers remained active and confident, the manufacturing sector continued to suffer from weak Asian demand. The Federal Reserve has responded with three interest rate cuts, easing investors' concerns. Nonetheless, the near-term outlook for U.S. economic growth is less robust than in recent years.

The Fund continues to seek global growth opportunities for the tax-conscious investor...

Investors should remember that, even in these uncertain economic times, many global companies continue to generate strong earnings growth. Tax-Managed International Growth Fund focuses on those opportunities, while pursuing a tax-efficient strategy aimed at limiting taxable distributions to shareholders. A tax-managed approach remains an important consideration for many investors, especially following the failure to lower taxes in the last session of Congress.

Volatility in the stock market can be troubling, but Eaton Vance believes that, as a normal and even healthy part of the investment process, it can also present good opportunities for long-term investors. In the pages that follow, Portfolio Manager Armin J. Lang discusses the recent period and offers his outlook for the year ahead.

                                                Sincerely,

                                                /s/ James B. Hawkes

                                                James B. Hawkes
                                                President
                                                December 9, 1998
--------------------------------------------------------------------------------

Fund Information
as of October 31, 1998

Performance/2/                                       Class A  Class B  Class C
--------------------------------------------------------------------------------
Cumulative Total Returns (at net asset value)
--------------------------------------------------------------------------------
Life of Fund+                                        -11.6%   -11.9%   -12.0%

SEC Cumulative Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
Life of Fund+                                        -16.7%   -16.3%   -12.9%

+Inception Date - Classes A, B and C: 4/22/98

Ten Largest Holdings/3/
--------------------------------------------------------------------------------

Siebe PLC                        2.4%
Abbey National                   2.2
VTECH Holdings Ltd.              2.1
Mayr-Melnhof                     2.1
Volkswagen AG                    2.0
Portugal Telecom                 2.0
Scor SA                          1.9
Schweizer Rueckversicherung      1.8
Orkla As A-Aksjer                1.7
Vontobel Holdings AG             1.5

/1/ These returns do not include the 5.75% maximum sales charge for the Fund's
    Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares./2/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;2%- 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. /3/ Ten largest holdings accounted for 19.7% of the Fund's total net assets. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

MANAGEMENT DISCUSSION

[PHOTO OF ARMIN J. LANG APPEARS HERE]

Armin J. Lang
Portfolio Manager

An interview with Armin J. Lang, portfolio manager of Tax-Managed International Growth Fund.

Q: Armin, the U.S. market has been extraordinarily volatile in the past year.
   We've seen it in foreign markets, as well. What are the reasons for the global volatility?

A: Market volatility has been contagious in the past year, spreading from Asia to the U.S. and elsewhere, primarily because global economies are so interrelated. Companies today tend to market their products to a global audience and are increasingly likely to have manufacturing or production facilities outside their national borders. Therefore, when companies encounter a slowdown in demand on one front, it tends to reverberate elsewhere.

   Interestingly, the close interactions of the global markets is making investors -- especially in the U.S. -- more aware of foreign companies. There is a growing realization among U.S. investors that foreign companies are gaining market share at the expense of some leading U.S. companies. It's no longer reasonable, for example, for investors in the auto sector to focus solely on Detroit's Big Three, when companies such as Honda Motor Co., Toyota Motor Co., and Volkswagen AG command equal respect in the global marketplace. That is true in many other industries, as well, as investors are learning to consider a wider, global menu of equities.

Q: How have you positioned the Fund in recent months?

A: We haven't made any significant shifts in regional allocations. At October
   31, the Fund was 55.2% invested in continental Europe, 20.3% in the U.K., 17.5% in Japan, and 7.0% elsewhere. Those figures are roughly in line with the Fund's benchmark. Because our strategy is focused on long-term growth, I prefer not to overcommit to any single region or country. In my view, those "big bets" are rarely successful over the long-term.

   From an industry perspective, the Fund's largest weightings were in banking, health care, telecommunications, insurance and financial services. These are areas of rapid growth as countries reform their financial systems, upgrade their telecommunication infrastructures, and become more innovative in health care in preparation for the next century.


--------------------------------------------------------------------------------

Portfolio Global Weightings/1/
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Other    7.0%
Europe  55.2%
U.K.    20.3%
Japan   17.5%


Five Largest Industry Weightings/1/
--------------------------------------------------------------------------------

Banking                         10.3%

Health Care                 9.0%

Telecommunications     7.8%

Insurance             7.7%

Financial            7.5%
--------------------------------------------------------------------------------


/1/ Because the Fund is actively managed, Global Weightings and Industry
    Weightings are subject to change. Five largest sector holdings account for 42.3% of the Portfolio.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

MANAGEMENT DISCUSSION CONT'D

Q: In our last report, you stated a preference for consumer brand names. Is that still a theme of the Fund?

A: Yes. Consumers identify closely with well-known brand names. The power of brand names gives companies a significant edge, especially when companies are trying to expand their reach into foreign markets. That is true across a broad range of products.

   The Fund has favored well-known brands in many industries, including Sony Corp. in consumer electronics; Ericsson AB in cellular phones; Nestle in foods; Christian Dior SA and Hugo Boss in clothes and fashion accessories; Konica Corp. and Fuji Photo Film in photographic equipment; and Bridgestone Corp. in tires. Excellent marketing and a reputation for good products have enabled these companies to compete successfully with local companies on their own turf and improved their prospects for global expansion.

Q: Let's look at the financial sectors. How did the companies emerge from the recent upheaval in the markets?

A: Finance-related industries have undergone many changes in the face of deregulation and increasing competition. The recent volatility in the world's financial systems have made investors increasingly quality-conscious. In Asia, that will likely mean a continuing shakeout between the stronger companies and the weaker institutions. Meanwhile, in Europe, some companies suffered from their exposure to Russia, but the damage was fairly contained. There are many opportunities emerging for banks and finance companies with the European economic union and the imminent introduction of the continent's new currency, the Euro.

   We have found many banks that are well-positioned to benefit from these changes. For example, Hong Kong-based HSBC Holdings PLC is Hong Kong's leading financial institution. While HSBC has played a major role in financing the growing economic ties between China and the developed nations, it also boasts large assets outside of Asia. In Europe, we've avoided institutions with exposure to global trouble spots or those that have ventured into volatile areas like the hedge fund business. We've balanced large companies like the insurance giant Allianz AG Holding and AXA Company with smaller institutions like the Bank of Scotland, Allied Irish Banks, and the French reinsurer Scor SA. This diversification allows the Fund to participate in both the major financial trends within the newly united Europe, as well as domestic growth opportunities within individual countries.

Q: Telecommunications-related companies represented another major focus of the Fund. What did you find attractive about those companies?

A: The telecommunications service companies have historically experienced stable underlying growth rates. However, with the increasing variety of phone-based services in recent years, the companies have witnessed faster incremental growth. Telecom Italia Mobile has enjoyed cellular subscriber growth above 50% in recent years, while Portugal Telecom has established a new venture in Brazil. Moreover, we find these companies far more attractive than Europe's larger, state-owned, bureaucratic telecoms.

   In the emerging markets, which typically have relatively low phone penetration rates, telecom growth rates have been even more impressive. Hong Kong Telecom, for example, is involved in several joint ventures aimed at increasing phone service in mainland China, where the penetration rate is a mere 7%.

   Meanwhile, telecom equipment manufacturers continue to experience rapid expansion. Nokia of Finland and Ericsson AB of Sweden are the world's largest producers of cellular phones. Supplementing their rapid growth in developed markets, the companies are producing enhanced models that offer fax capabilities and Internet access. Finally, Nokia and Ericsson see potentially explosive demand in the emerging markets in coming years.

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

MANAGEMENT DISCUSSION CONT'D

Q: Armin, what is your outlook for the global markets in the next year?

A: I'm very enthusiastic about the future of the global markets. While 1998 brought its share of difficulties, many of the market's concerns are being addressed. Japan has finally proposed some credible first steps to address its banking problems while also introducing measures to stimulate consumer demand. A stronger Japanese economy would certainly benefit other Asian economies.

   Meanwhile, Europe is nearing monetary union, a single currency, and a more level playing field. Not surprisingly, we are seeing the same consolidations, mergers, and cost-cutting in Europe that characterized the U.S. a decade ago. Those measures are beginning to make European companies more competitive while adding significantly to shareholder value.

   While this year's volatility has been unnerving at times, it has also created some unusually good opportunities in the foreign markets. Those values are likely to attract investors - especially in light of the vast outperformance by the U.S. market. I believe that the Fund is well positioned to participate in those opportunities in the year ahead.

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 4/22/98. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.

   The chart compares the Fund's total return with that of the Morgan Stanley Capital International Europe, Australasia and Far East Index, a broad-based, unmanaged market index of international stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.


Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed International Growth Fund, Class A vs. the Morgan Stanley Capital
International Europe, Far East, Australasia Index*   April 30, 1998-October 31,
1998

    Date           Fund/NAV             Fund/OP           EAFE
--------           --------             -------          -------
 4/30/98            $10,000              $9,425          $10,000
 5/31/98             $9,990              $9,415           $9,954
 6/30/98             $9,949              $9,377          $10,031
 7/31/98            $10,102              $9,521          $10,135
 8/31/98             $8,861              $8,351           $8,882
 9/30/98             $8,433              $7,948           $8,612
10/31/98             $8,993              $8,476           $9,512

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed International Growth Fund, Class B vs. the Morgan Stanley Capital
International Europe, Far East, Australasia Index*    April 30, 1998-October 31,
1998


    Date           Fund/NAV             Fund/CDSC          EAFE
 -------           --------             ---------        -------
 4/30/98            $10,000                              $10,000
 5/31/98             $9,980                               $9,954
 6/30/98             $9,929                              $10,031
 7/31/98            $10,081                              $10,135
 8/31/98             $8,840                               $8,882
 9/30/98             $8,403                               $8,612
10/31/98             $8,962              $8,514***        $9,512


Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed International Growth Fund, Class C vs. the Morgan Stanley Capital
International Europe, Far East, Australasia Index*    April 30, 1998-October 31,
1998


   Date                 Fund/NAV             Fund/CDSC              EAFE
 -------                --------             ---------            -------
 4/30/98                $10,000                                   $10,000
 5/31/98                 $9,969                                    $9,954
 6/30/98                 $9,929                                   $10,031
 7/31/98                $10,071                                   $10,135
 8/31/98                 $8,830                                    $8,882
 9/30/98                 $8,393                                    $8,612
10/31/98                 $8,952                $8,862***           $9,512


Performance**                                         Class A  Class B  Class C
--------------------------------------------------------------------------------

Cumulative Total Returns (at net asset value)
--------------------------------------------------------------------------------
Life of Fund+                                          -11.6%   -11.9%   -12.0%


SEC Cumulative Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
Life of Fund+                                          -16.7%   -16.3%   -12.9%


+Inception Date - Classes A, B and C: 4/22/98

***Fund, assuming entire investment was redeemed at 10/31/98 and applicable
   CDSC was applied.

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

PORTFOLIO OF INVESTMENTS



Common Stocks -- 95.6%

Security                                          Shares     Value
--------------------------------------------------------------------------------

Appliances and Household Durables -- 3.5%
--------------------------------------------------------------------------------
Aiwa Co. Ltd.                                      7,400     $   182,889
Philips Electronics NV                             5,000         266,103
Sony Corp.                                         4,300         273,063
--------------------------------------------------------------------------------
                                                             $   722,055
--------------------------------------------------------------------------------

Automobiles -- 4.1%
--------------------------------------------------------------------------------
Honda Motor Co. Ltd.                              10,000     $   300,352
Toyota Motor Co.                                   5,000         120,141
Volkswagen AG                                      5,700         428,480
--------------------------------------------------------------------------------
                                                             $   848,973
--------------------------------------------------------------------------------

Banking -- 10.3%
--------------------------------------------------------------------------------
ABN Amro Holdings                                  9,880     $   185,148
Allied Irish Banks PLC                             8,000         114,549
Allied Irish Banks PLC                             4,100          58,676
Banco Popular Espanola                             3,000         184,949
Bank of Scotland                                  18,053         195,761
Commerzbank AG                                     9,000         270,620
Dexia                                              1,100         162,120
HSBC Holdings PLC                                  7,277         165,131
Lloyds TSB Group PLC                              12,117         149,859
National Australia Bank Ltd.                       6,137          80,964
Svenska Handelsbanken "A"                          2,400         100,856
UBS (Schw. Bank Gesellschaft)                        600         164,599
Vontobel Holding AG                                  210         316,349
--------------------------------------------------------------------------------
                                                             $ 2,149,581
--------------------------------------------------------------------------------

Broadcasting and Publishing -- 1.0%
--------------------------------------------------------------------------------
Nippon Television Network                            700     $   218,356
--------------------------------------------------------------------------------
                                                             $   218,356
--------------------------------------------------------------------------------

Business and Public Services -- 3.1%
--------------------------------------------------------------------------------
Dai Nippon Printing Co. Ltd.                      10,000     $   154,038
Rentokil Initial                                  36,000         224,125
Sap AG                                               310         130,087
Tas Groep NV(1)                                   30,000         136,532
--------------------------------------------------------------------------------
                                                             $   644,782
--------------------------------------------------------------------------------

Chemicals -- 1.1%
--------------------------------------------------------------------------------
Air Liquide                                          425     $    71,127
Sumitomo Bakelite Co. Ltd.                        23,000         153,952
--------------------------------------------------------------------------------
                                                             $   225,079
--------------------------------------------------------------------------------

Construction and Housing -- 1.6%
--------------------------------------------------------------------------------
Leighton Holdings Ltd.                            20,000     $    73,929
Volker Wessels Stevin                             13,086         259,240
--------------------------------------------------------------------------------
                                                             $   333,169
--------------------------------------------------------------------------------

Data Processing and Reproduction -- 1.5%
--------------------------------------------------------------------------------
Canon, Inc.                                       16,000     $   302,755
--------------------------------------------------------------------------------
                                                             $   302,755
--------------------------------------------------------------------------------

Electrical and Electronics -- 6.2%
--------------------------------------------------------------------------------
Ericsson AB                                       12,200     $   274,680
Nokia Oyj-A                                        2,600         236,856
Sagem SA                                             250         159,484
Siemens AG                                         3,000         180,413
VTECH Holdings Ltd.                              116,000         435,036
--------------------------------------------------------------------------------
                                                             $ 1,286,469
--------------------------------------------------------------------------------

Electronic Components - Instruments -- 3.2%
--------------------------------------------------------------------------------
Rohm Co.                                           2,000     $   177,808
Siebe PLC                                        121,000         496,970
--------------------------------------------------------------------------------
                                                             $   674,778
--------------------------------------------------------------------------------

Energy Sources -- 3.6%
--------------------------------------------------------------------------------
British Petroleum Co. PLC                         15,540     $   228,628
Eni SPA                                           37,000         220,634
Repsol SA                                          4,200         210,417
Royal Dutch Petroleum Co.                          2,000          96,589
--------------------------------------------------------------------------------
                                                             $   756,268
--------------------------------------------------------------------------------

Financial Services -- 7.5%
--------------------------------------------------------------------------------
Abbey National                                    24,000     $   466,235
Acom Co. Ltd.                                      3,500         195,529
ING Groep NV                                       3,036         146,948
Julius Baer Holdings                                 100         306,454
Nomura Securities Co. Ltd.                        20,000         151,034
Promise Co. Ltd.                                   5,900         266,824
Spuetz GR(1)                                       1,000          41,964
--------------------------------------------------------------------------------
                                                             $ 1,574,988
--------------------------------------------------------------------------------

Food and Household Products -- 2.1%
--------------------------------------------------------------------------------
Nestle                                               130     $   276,473
Unilever PLC                                      17,000         170,108
--------------------------------------------------------------------------------
                                                             $   446,581
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares     Value
--------------------------------------------------------------------------------

Health and Personal Care -- 9.0%
--------------------------------------------------------------------------------
Astra AB, Class B                                  9,000     $   141,037
Glaxo Wellcome PLC                                 6,000         186,595
Novartis AG                                          150         270,270
Novartis AG (Bearer Shares)                           30          54,010
Novo Nordisk A/S-B                                 1,100         128,413
Roche Holding AG                                      25         291,685
Sankyo Co. Ltd.                                   13,000         293,401
Smithkline Beecham PLC                            20,055         249,881
Takeda Chemical Industries Ltd.                    2,000          65,048
Zeneca Group PLC                                   5,000         191,418
--------------------------------------------------------------------------------
                                                             $ 1,871,758
--------------------------------------------------------------------------------

Industrial Components -- 2.4%
--------------------------------------------------------------------------------
Bridgestone Corp.                                 13,000     $   286,150
Morgan Crucible Co. PLC                           42,000         221,563
--------------------------------------------------------------------------------
                                                             $   507,713
--------------------------------------------------------------------------------

Insurance -- 7.7%
--------------------------------------------------------------------------------
Allianz AG Holding                                   800     $   274,363
ASR Verzekeringsgroep                              1,204         105,077
AXA Colonia Konzern AG                             1,600         184,519
AXA Company                                        1,600         180,817
Prudential Corp.                                   7,000          91,497
Schweizer Rueckversicherung                          170         378,614
Scor SA                                            7,000         401,331
--------------------------------------------------------------------------------
                                                             $ 1,616,218
--------------------------------------------------------------------------------

Leisure and Tourism -- 1.3%
--------------------------------------------------------------------------------
Northern Leisure PLC                             150,000     $   263,765
--------------------------------------------------------------------------------
                                                             $   263,765
--------------------------------------------------------------------------------

Machinery and Engineering -- 3.4%
--------------------------------------------------------------------------------
Feintool International                             1,500     $   312,362
Holding(1)(2)
Smiths Industries                                 10,000         135,148
Technip SA                                         2,650         269,435
--------------------------------------------------------------------------------
                                                             $   716,945
--------------------------------------------------------------------------------

Merchandising -- 1.4%
--------------------------------------------------------------------------------
Autobacs Seven Co. Ltd.                            3,000     $    91,650
Promodes                                             200         125,931
Woolworths Ltd.                                   20,347          71,287
--------------------------------------------------------------------------------
                                                             $   288,868
--------------------------------------------------------------------------------

Miscellaneous Materials and Commodities -- 2.9%
--------------------------------------------------------------------------------
Mayr-Melnhof                                       9,306     $   431,657
Nitto Denko Corp.                                 14,000         169,398
--------------------------------------------------------------------------------
                                                             $   601,055
--------------------------------------------------------------------------------

Multi-Industry -- 4.5%
--------------------------------------------------------------------------------
Hutchison Whampoa                                 13,000     $    93,145
IFIL Finanz Di Partecipazoni                      72,400         244,965
Orkla As A-Aksjer                                 21,400         361,398
Tomkins PLC                                       52,159         241,088
--------------------------------------------------------------------------------
                                                             $   940,596
--------------------------------------------------------------------------------

Real Estate -- 0.1%
--------------------------------------------------------------------------------
Fastighets AB Balder(1)                              150     $     1,401
Metroplex Berhad                                 225,000          20,097
--------------------------------------------------------------------------------
                                                             $    21,498
--------------------------------------------------------------------------------

Recreation, Other Consumer Goods -- 3.5%
--------------------------------------------------------------------------------
Christian Dior SA                                  2,800     $   295,771
Fuji Photo Film                                    3,000         109,929
JJB Sports PLC                                    50,000         182,124
Konica Corp.                                      32,000         137,853
--------------------------------------------------------------------------------
                                                             $   725,677
--------------------------------------------------------------------------------

Telecommunications -- 7.8%
--------------------------------------------------------------------------------
Hong Kong Telecom                                 60,650     $   121,363
Mannesmann AG                                        900          88,576
Portugal Telecom                                   9,000         426,765
Swisscom AG ADR(1)                                 6,500         218,563
Telecom Italia Mobile                             23,000         133,641
Telecom Italia SPA                                33,500         242,235
Telefonica                                         6,000         270,408
Vodafone Group PLC                                 9,034         120,883
--------------------------------------------------------------------------------
                                                             $ 1,622,434
--------------------------------------------------------------------------------

Utilities - Electrical and Gas -- 1.5%
--------------------------------------------------------------------------------
Scottish Power PLC                                15,000     $   147,332
Veba AG                                            3,000         167,552
--------------------------------------------------------------------------------
                                                             $   314,884
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D



Security                                          Shares     Value
--------------------------------------------------------------------------------

Wholesale and International Trade -- 1.3%
--------------------------------------------------------------------------------
International Muller NV                           11,662     $   280,982
--------------------------------------------------------------------------------
                                                             $   280,982
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $21,679,382)                            $19,956,227
--------------------------------------------------------------------------------

Preferred Stocks -- 1.7%


Security                                          Shares     Value
--------------------------------------------------------------------------------
Health and Personal Care -- 1.4%
--------------------------------------------------------------------------------
Fresenius                                          1,700     $   291,511
--------------------------------------------------------------------------------
                                                             $   291,511
--------------------------------------------------------------------------------

Textiles and Apparel -- 0.3%
--------------------------------------------------------------------------------
Hugo Boss                                             40     $    62,311
--------------------------------------------------------------------------------
                                                             $    62,311
--------------------------------------------------------------------------------

Total Preferred Stocks
    (identified cost $400,214)                               $   353,822
--------------------------------------------------------------------------------

Warrants -- 0.0%


Security                                         Shares      Value
--------------------------------------------------------------------------------
Multi-Industry -- 0.0%
--------------------------------------------------------------------------------
IFIL Finanz Di Partecipazoni/(1)/                    350     $       385
--------------------------------------------------------------------------------
                                                             $       385
--------------------------------------------------------------------------------

Total Warrants
    (identified cost $0)                                     $       385
--------------------------------------------------------------------------------

Commercial Paper -- 3.3%

                                             Face Amount
Security                                     (000's omitted) Value
--------------------------------------------------------------------------------
General Electric Capital Co., 5.69%,
  11/2/98                                    $699            $   698,890
--------------------------------------------------------------------------------

Total Commercial Paper
    (identified cost $698,890)                               $   698,890
--------------------------------------------------------------------------------

Total Investments -- 100.6%
    (identified cost $22,778,486)                            $21,009,324
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (0.6)%                        (125,930)
--------------------------------------------------------------------------------

Net Assets -- 100.0%                                         $20,883,394
--------------------------------------------------------------------------------

/(1)/ Non-income producing security.
/(2)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements

 Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio


                                    Percentage
Country                             of Net Assets           Value
--------------------------------------------------------------------------------
Australia                                    1.1%           $  226,180
Austria                                      2.1%              431,657
Denmark                                      0.6%              128,413
Finland                                      1.1%              236,856
France                                       8.0%            1,666,016
Germany                                     10.2%            2,120,396
Hong Kong                                    3.1%              649,544
Ireland                                      0.3%               58,676
Italy                                        4.0%              841,860
Japan                                       17.5%            3,650,170
Malaysia                                     0.1%               20,097
Netherlands                                  7.1%            1,476,619
Norway                                       1.7%              361,398
Portugal                                     2.0%              426,765
Spain                                        3.2%              665,774
Sweden                                       2.5%              517,974
Switzerland                                 12.4%            2,589,379
United Kingdom                              20.3%            4,242,660
United States                                3.3%              698,890


                       See notes to financial statements

Eaton Vance Tax-Managed International Growth Fund  as of October 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost, $22,778,486)         $21,009,324
Cash                                                                 565
Receivable for investments sold                                  200,562
Receivable for Fund shares sold                                  179,630
Dividends receivable                                              24,075
Receivable from the Investment Adviser                            18,112
Tax reclaim receivable                                             8,252
Deferred organization expenses                                    52,239
--------------------------------------------------------------------------------
Total assets                                                 $21,492,759
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                            $   514,623
Accrued organization expense                                      51,630
Payable for Fund shares redeemed                                  17,361
Other accrued expenses                                            25,751
--------------------------------------------------------------------------------
Total liabilities                                            $   609,365
--------------------------------------------------------------------------------
Net Assets for 2,367,999 shares of beneficial
    interest outstanding                                     $20,883,394
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid in capital                                              $22,831,401
Accumulated net realized loss (computed on the basis
    of identified cost)                                         (147,240)
Accumulated net investment loss                                  (36,912)
Net unrealized depreciation (computed on the basis of
    identified cost)                                          (1,763,855)
--------------------------------------------------------------------------------
Total                                                        $20,883,394
--------------------------------------------------------------------------------


Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                   $ 6,658,759
Shares Outstanding                                               753,043
Net Asset Value and Redemption Price Per Share
    (net assets divided by shares of beneficial
    interest outstanding)                                    $      8.84

Maximum Offering Price Per Share
    (100 divided by 94.25 of $8.84)                          $      9.38
--------------------------------------------------------------------------------


Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                   $ 9,808,327
Shares Outstanding                                             1,113,190
Net Asset Value, Offering Price and Redemption Price
    Per Share (net assets divided by shares of beneficial
    interest outstanding)                                    $      8.81
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                   $ 4,416,308
Shares Outstanding                                               501,766
Net Asset Value, Offering Price and Redemption Price
    Per Share (net assets divided by shares of beneficial
    interest outstanding)                                    $      8.80
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.


Statement of Operations

For the Period Ended
October 31, 1998 /(1)/
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $18,552)                    $   127,642
Interest                                                          26,634
--------------------------------------------------------------------------------
Total investment income                                      $   154,276
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                       $    76,956
Distribution and service fees
    Class B                                                       25,752
    Class C                                                       14,739
Custodian fee                                                     60,513
Transfer and dividend disbursing agent fees                       11,288
Printing and postage                                               7,303
Amortization of organization expenses                              6,178
Registration fees                                                  6,115
Legal and accounting services                                        860
Miscellaneous                                                      1,637
--------------------------------------------------------------------------------
Total expenses                                               $   211,341
--------------------------------------------------------------------------------
Deduct --
    Reduction of investment adviser fee                      $    18,112
    Reduction of custodian fee                                     1,233
--------------------------------------------------------------------------------
Total expense reductions                                     $    19,345
--------------------------------------------------------------------------------
Net expenses                                                 $   191,996
--------------------------------------------------------------------------------

Net investment loss                                          $   (37,720)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)          $  (147,240)
    Foreign currency transactions                                    808
--------------------------------------------------------------------------------
Net realized loss                                            $  (146,432)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                      $(1,769,162)
    Foreign currency                                               5,307
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         $(1,763,855)
--------------------------------------------------------------------------------

Net realized and unrealized loss                             $(1,910,287)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                   $(1,948,007)
--------------------------------------------------------------------------------
/(1)/ For the period from the start of business, April 22, 1998, to October 31, 1998.

                       See notes to financial statements

Eaton Vance Tax-Managed International Growth Fund  as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets


Increase (Decrease)                                   For the Period Ended
in Net Assets                                         October 31, 1998/(1)/
--------------------------------------------------------------------------------
From operations --
    Net investment loss                                      $   (37,720)
    Net realized loss                                           (146,432)
    Net change in unrealized
        appreciation (depreciation)                           (1,763,855)
--------------------------------------------------------------------------------
Net decrease in net assets
    from operations                                          $(1,948,007)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
    Proceeds from sale of shares
        Class A                                              $ 9,619,827
        Class B                                               11,302,337
        Class C                                                5,803,262
    Cost of shares redeemed
        Class A                                               (2,408,094)
        Class B                                                 (578,409)
        Class C                                                 (907,522)
--------------------------------------------------------------------------------
Net increase in net assets from Fund
    share transactions                                       $22,831,401
--------------------------------------------------------------------------------

Net increase in net assets                                   $20,883,394
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                       $        --
--------------------------------------------------------------------------------
At end of period                                             $20,883,394
--------------------------------------------------------------------------------

Accumulated net
investment loss
included in net assets
--------------------------------------------------------------------------------
At end of period                                             $   (36,912)
--------------------------------------------------------------------------------
/(1)/ For the period from the start of business, April 22, 1998, to October 31, 1998.

                       See notes to financial statements

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                            For the Period Ended
                                                                                            October 31, 1998(1)(2)
                                                                                       Class A     Class B      Class C
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                                 $10.000     $10.000      $10.000
---------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           $ 0.012     $(0.039)     $(0.055)
Net realized and unrealized loss                                                        (1.172)     (1.151)      (1.145)
---------------------------------------------------------------------------------------------------------------------------
Total loss from operations                                                             $(1.160)    $(1.190)     $(1.200)
---------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                                                       $ 8.840     $ 8.810      $ 8.800
---------------------------------------------------------------------------------------------------------------------------

Total Return(3)                                                                         (11.60)%    (11.90)%     (12.00)%
---------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                              $ 6,659     $ 9,808      $ 4,416
Ratios (As a percentage of average daily net assets):
   Net expenses                                                                           1.97%(4)    2.72%(4)     2.97%(4)
   Net expenses after custodian fee reduction                                             1.95%(4)    2.70%(4)     2.95%(4)
   Net investment income (loss)                                                           0.25%(4)   (0.80)%(4)   (1.15)%(4)
Portfolio Turnover                                                                          14%         14%          14%
---------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses                                                                               2.20%(4)    2.95%(4)     3.20%(4)
   Expenses after custodian fee reduction                                                 2.18%(4)    2.93%(4)     3.18%(4)
   Net investment income (loss)                                                           0.02%(4)   (1.03)%(4)   (1.38)%(4)
Net investment income (loss) per share                                                 $ 0.001     $(0.050)     $(0.066)
---------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, April 22, 1998, to October 31, 1998.
(2) Net investment income (loss) per share was computed using average shares outstanding.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Annualized.

                       See notes to financial statements

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Eaton Vance Tax-Managed International Growth Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Declaration of Trust permits the Trustees to issue interests in the Fund. The Fund offers three classes of shares. Class A shares are sold at the effective public offering price, which is based on the effective net asset value per share plus the applicable sales charge. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C Income Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $147,240 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2006.

   D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

   E Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

   G Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

   H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders
  ------------------------------------------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.
   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the period ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net investment loss and an increase in accumulated net realized loss of $808 due to permanent differences between book and tax accounting. Net investment loss, net realized loss and net assets were not affected by these reclassifications.

3 Shares of Beneficial Interest
 -------------------------------------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                  For the Period Ended
   Class A                                        October 31, 1998/(1)/
--------------------------------------------------------------------------------
   Sales                                                      993,335
   Redemptions                                               (240,292)
--------------------------------------------------------------------------------
   Net increase                                               753,043
--------------------------------------------------------------------------------


                                                  For the Period Ended
   Class B                                        October 31, 1998/(1)/
--------------------------------------------------------------------------------
   Sales                                                    1,177,721
   Redemptions                                                (64,531)
--------------------------------------------------------------------------------
   Net increase                                             1,113,190
--------------------------------------------------------------------------------


                                                  For the Period Ended
   Class C                                        October 31, 1998/(1)/
--------------------------------------------------------------------------------
   Sales                                                      602,832
   Redemptions                                               (101,066)
--------------------------------------------------------------------------------
   Net increase                                               501,766
--------------------------------------------------------------------------------

/(1)/ For the period from the start of business, April 22, 1998, to October 31, 1998.

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


4  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) earns an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee is computed at the monthly rate of 1/12 of 1% (1.00% per annum) of the Fund's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. For the period ended October 31, 1998 the effective annual rate, based on average daily net assets was 1.00%. EVM voluntarily waived $18,112 of the investment advisory fee.

   Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund are officers and directors/trustees of EVM. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $25,777 as its portion of the sales charge on sales of Class A shares for the period ended October 31, 1998.

   Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 1998, no significant amounts have been deferred.


5  Distribution and Service Plans
   -----------------------------------------------------------------------------
   The Fund has adopted a Service Plan for the Fund's Class A shares (the "Class A Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Class A Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, financial service firms ("Authorized Firms") and other persons in amounts not exceeding 0.25% of average daily net assets for Class A shares for any fiscal year. The Trustees have initially implemented the Class A Plan by authorizing quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. Class A expects to begin making service fee payments during the quarter ended June 30, 1999.

   The Fund has also adopted distribution plans ("Class B Plan" and "Class C Plan", collectively the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans, which are approved annually, require the Fund to pay the Principal Underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's Class B and Class C daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the period ended October 31, 1998, the Fund paid or accrued $25,752 and $11,054, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $504,000 and $352,000 for Class B and Class C shares, respectively.

   In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms, and other persons in amounts not exceeding 0.25% of their average daily net assets for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, EVD currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D



   reinvestments) at the time of sale equal to 0.25% of the purchase price of the Class C shares sold by such Firm and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, EVD will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. For the period ended October 31, 1998, Class C paid or accrued service fees to or payable to EVD in the amount of $3,685. Class B expects to begin making service fee payments during the quarter ending
   June 30, 1999. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.


6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   Class B and Class C shares are each subject to a contingent deferred sales charge (CDSC). A CDSC is imposed on any redemption of Class B shares made within six years of purchase. A CDSC of 1% is imposed on any redemption of Class C shares made within one year of purchase.

   Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B and Class C shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC received on Class B and C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Distribution Plans (see Note 5). CDSC charges received on Class B and C redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $7,000 and $900 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the period ended October 31, 1998.


7  Investment Transactions
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $24,197,933 and $1,971,098, respectively, for the period ended October 31, 1998.


8  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities owned at October 31, 1998, as computed on a federal income tax basis, are as follows:


   Aggregate cost                                                  $ 22,820,142
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                   $    473,533
   Gross unrealized depreciation                                     (2,284,351)
   -----------------------------------------------------------------------------

   Net unrealized depreciation                                     $ (1,810,818)
   -----------------------------------------------------------------------------


9  Line of Credit
   -----------------------------------------------------------------------------
   The Fund participates with other funds and portfolios managed by EVM and its affiliates in an $80 million, ($130 million effective November 12, 1998) unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund or portfolio based on its borrowings at an amount above the Eurodollar rate or federal funds advanced funding rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period ended October 31, 1998.


10 Risks associated with Foreign Investments
   -----------------------------------------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing,

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Tax-Managed
International Growth Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Tax-Managed International Growth Fund (the Fund) as of October 31, 1998, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, April 22, 1998, to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above, present fairly in all material respects, the financial position of Eaton Vance Tax-Managed International Growth Fund at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the period from the start of business, April 22, 1998, to October 31, 1998 in conformity with generally accepted accounting principles.

                                                  DELOITTE & TOUCHE LLP
                                                  Boston, Massachusetts
                                                  December 4, 1998

Eaton Vance Tax-Managed International Growth Fund as of October 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Tax-Managed International Growth Fund

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Robert B. MacIntosh
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress and Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law, Georgetown University
Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser and Administrator of Eaton Vance
Tax-Managed International Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street,16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


Eaton Vance
Tax-Managed International Growth Fund
24 Federal Street
Boston, MA 02110

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   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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                                                                     IGSRC-12/98